                   ------------------------------------------------------------
                                                 SALOMON BROTHERS
                                                 2008 WORLDWIDE DOLLAR
                                                 GOVERNMENT TERM TRUST INC

                                                 ANNUAL REPORT
                                                 JULY 31, 1997



                                               ---------------------------------
                                               SALOMON BROTHERS ASSET MANAGEMENT
                                               ---------------------------------

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

September 26, 1997

Dear Shareholders:

We are pleased to provide this annual report for the Salomon Brothers 2008 Worldwide Dollar Government Term Trust (the "Trust") for the fiscal year ended July 31, 1997, including market commentary, audited financial statements, the related report of independent accountants and other information about the Trust.

During the twelve months ended July 31, 1997, the net asset value for the Trust increased from $8.76 per share to $11.16 per share. Dividends of $0.913 per share were paid during this period. Assuming the reinvestment of these dividends in additional shares of the Trust, the net asset value return for the fiscal year ended July 31, 1997 was 39.80%. During the same period, the Salomon Brothers Brady Bond Index and the Salomon Brothers Mortgage Index returned 36.91% and 10.60%, respectively.

Emerging markets sovereign debt securities accounted for approximately 62% of total long-term investments as of July 31, 1997. The balance of the portfolio was held in mortgage-backed securities (34%) and municipal zero-coupon bonds (4%).

EMERGING MARKETS DEBT SECURITIES

The emerging debt markets enjoyed a strong performance in the twelve months ended July 31, 1997, and maintained strong investor support. These markets benefited from favorable market conditions, attractive yields and positive economic and political settings in many key countries, as well as from the Federal Reserve's decision to hold U.S. interest rates steady since March.

Latin America. We believe prospects for economic growth in Latin America are especially bright, with annual GDP growth rates of 4%-6% expected over the next two years. In Mexico, the recent election results signal a decisive step toward greater democracy and, in our view, are not likely to derail the ongoing reform process. Earlier this year, Mexico's balance of payments situation improved with the prepayment of the last $3.5 billion of its $12.5 billion U.S. Treasury loan and the reduction of its outstanding balance to the International Monetary Fund ("IMF").

Brazil's launch of its $3 billion, 30-year global bond was the largest amount ever issued by an emerging market borrower, and will likely allow Brazilian corporates to obtain more attractive, longer-term financing.

Argentina aggressively tapped the markets early this year, taking advantage of favorable global conditions. In April, a change in methodology by S&P -- whereby, under certain circumstances, a sovereign country's rating is no longer a ceiling for its corporate issuers -- allowed for the upgrading of twelve Argentine corporate ratings to BBB-. This represents an

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

investment-grade rating two notches above the sovereign and spurred a strong rally in the bonds that were upgraded.

Venezuela's privatization efforts and restructurings have continued. The Government is planning a longer-term debt management strategy that would reduce the amount budgeted for debt service from 40% of the budget to 25% by the year 2000. S&P upgraded Venezuela's long-term foreign currency debt to B+ from B, reflecting the country's commitment to reform, higher world oil prices, fiscal restraint and increased oil production.

Although political instability earlier this year caused a great deal of volatility in Ecuador, current Government officials remain committed to correcting the fiscal imbalances. Moody's assigned Ecuador's long-term foreign currency debt a B-1 rating, reflecting its competitive export sector and basically sound economic policies.

Eastern Europe. Following a period of declining economic activity and a weak currency, Bulgaria has embarked on an impressive turnaround. In exchange for IMF support, Bulgaria agreed to launch a currency board and to implement tight fiscal and monetary policies. With the victory of the pro-reform UDF party earlier this year, there is both the incentive and the political majority to deliver swift economic reform. The momentum of stabilization and reform efforts continues to be strong, and market expectations remain solid, as Bulgarian debt instruments continue to outperform.

In Russia, President Yeltsin's return from a prolonged illness provided an element of stability. The debt restructuring process is under way, with more than 90% of an estimated US$24.3 billion in eligible debt having been reconciled. Progress on the inflation front reflects high real interest rates and tight monetary policy.

S&P reaffirmed the BBB- rating for Poland's long-term foreign currency debt but raised its outlook to positive from stable. Tighter monetary policy, in the form of a higher discount rate and greater reserve requirements, should help to improve macroeconomic stability, but higher levels of public sector saving still need to be achieved.

MORTGAGE-BACKED SECURITIES

In the first half of this year, mortgage securities posted strong performances, benefiting from stable Treasury rates and declining volatility. Following a weak showing in March, when the Federal Reserve raised its federal funds rate by 25 basis points, mortgages rebounded and fared extremely well throughout the spring. In July, mortgage-backed securities lagged the markets for both Treasuries and corporate bonds. Following several months in which CMO issuance was hurt by the flatter yield curve, July issuance was strong, with nearly $12 billion in new issuance.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

                                      * * *

On September 24, 1997, Travelers Group ("Travelers") and Salomon Inc ("Salomon"), the ultimate parent company of Salomon Brothers Asset Management Inc ("SBAM"), announced their agreement (the "Transaction") to merge Salomon with and into Smith Barney Holdings Inc., a subsidiary of Travelers, to form a new company expected to be called Salomon Smith Barney Holdings Inc. Travelers is a diversified financial services company engaged in the investment services, asset management, consumer finance and life and property casualty insurance services.

The Transaction is expected to be completed by December 31, 1997, subject to a number of conditions, including the receipt of U.S. and foreign regulatory approvals and the approval of Salomon stockholders. Upon consummation of the Transaction, Travelers will become the ultimate parent of SBAM, which will continue to serve as investment adviser to the Trust.

In a continuing effort to provide timely information concerning the Salomon Brothers 2008 Worldwide Dollar Government Term Trust, shareholders may call 1-888-777-0102 (a toll-free number), Monday through Friday from 8:00 am to 6:00 pm EST for the Trust's net asset value, market price and other information regarding the Trust's portfolio holdings and allocations. Should you require specific information regarding your Salomon Brothers 2008 Worldwide Dollar Government Term Trust stock account, or for information regarding the Trust's Dividend Reinvestment Plan, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

All of us at Salomon Brothers Asset Management appreciate the confidence you have demonstrated in the past and hope to continue to serve you in future years.

                                                    Sincerely,

                                                    /s/ MICHAEL S. HYLAND

                                                    MICHAEL S. HYLAND
                                                    Chairman and President

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS

July 31, 1997

PRINCIPAL
   AMOUNT                                                                                             VALUE
    (000)         SOVEREIGN BONDS -- 90.3%                                                          (NOTE 2)
---------------------------------------------------------------------------------------------------------------
                  ARGENTINA -- 18.2%
 $39,000          Republic of Argentina, Discount Bond, 6.875%, 3/31/23*.......................   $  35,075,625
   3,880          Republic of Argentina, FRB, Series L, 6.75%, 3/31/05*........................       3,692,053
  41,000          Republic of Argentina, Par Bond, 5.50%, 3/31/23*.............................      31,083,125
                                                                                                  -------------
                                                                                                     69,850,803
                                                                                                  -------------
                  BRAZIL -- 18.5%
   4,350          Federal Republic of Brazil, DCB, 6.9375%, 4/15/12*...........................       3,643,125
  10,000          Federal Republic of Brazil, Discount Bond, Series ZL, 6.875%, 4/15/24*.......       8,662,500
   5,000          Federal Republic of Brazil, Investment (Exit) Bond, 6.00%, 9/15/13...........       4,025,000
   2,000          Federal Republic of Brazil, NMB, Series L, 6.9375%, 4/15/09*.................       1,770,000
  72,550          Federal Republic of Brazil, Par Bond, 5.25%, 4/15/24*........................      53,233,563
                                                                                                  -------------
                                                                                                     71,334,188
                                                                                                  -------------
                  BULGARIA -- 5.0%
  24,300          Republic of Bulgaria, Discount Bond, Tranche A, 6.6875%, 7/28/24*............      19,288,125
                                                                                                  -------------
                  COSTA RICA -- 1.9%
   9,000          Costa Rica, Principal Bond, Series B, 6.25%, 5/21/15.........................       7,425,000
                                                                                                  -------------
                  ECUADOR -- 7.2%
  17,000          Republic of Ecuador, Discount Bond, 6.4375%, 2/28/25*........................      13,440,625
  19,938          Republic of Ecuador, PDI Bond, 6.4375%, 2/27/15*(,)**........................      14,305,289
                                                                                                  -------------
                                                                                                     27,745,914
                                                                                                  -------------
                  MEXICO -- 15.1%
   6,400          United Mexican States, Global Bond, 11.50%, 5/15/26..........................       7,825,600
  20,500          United Mexican States, Par Bond, Series A, 6.25%, 12/31/19
                    (including 20,500,000 rights)..............................................      16,950,937
   4,000          United Mexican States, Par Bond, Series B, 6.25%, 12/31/19
                    (including 4,000,000 rights)...............................................       3,307,500
  27,250          United Mexican States, Discount Bond, Series A, 6.86719%, 12/31/19*
                    (including 41,922,000 rights)..............................................      25,802,344
   3,300          United Mexican States, Discount Bond, Series B, 6.83594%, 12/31/19*
                    (including 5,076,000 rights)...............................................       3,124,687
   1,000          United Mexican States, Discount Bond, Series D, 6.8125%, 12/31/19* (including
                    1,538,000 rights)..........................................................         946,875
                                                                                                  -------------
                                                                                                     57,957,943
                                                                                                  -------------
                  PANAMA -- 3.0%
  13,368          Republic of Panama, PDI Bond, 6.6875%, 7/17/16*(,)**.........................      11,663,209
                                                                                                  -------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

July 31, 1997

PRINCIPAL
   AMOUNT                                                                                             VALUE
    (000)         SOVEREIGN BONDS (CONCLUDED)                                                       (NOTE 2)
---------------------------------------------------------------------------------------------------------------
                  PERU -- 4.1%
$  5,000          Republic of Peru, Discount Bond, 6.5625%, 3/8/27*............................   $   4,250,000
   1,800          Republic of Peru, FLIRB, 3.25%, 3/7/17*......................................       1,086,750
  23,000          Republic of Peru, Par Bond, 3.00%, 3/7/27*...................................      10,335,625
                                                                                                  -------------
                                                                                                     15,672,375
                                                                                                  -------------
                  PHILIPPINES -- 2.2%
   9,500          Republic of the Philippines, Par Bond, Series B, 6.25%, 12/01/17*............       8,466,875
                                                                                                  -------------
                  VENEZUELA -- 15.1%
  38,500          Republic of Venezuela, Discount Bond, Series A, 6.8125%, 3/31/20*
                    (including 274,890 warrants)...............................................      34,577,813
   7,619          Republic of Venezuela, FLIRB, Series A, 6.75%, 3/31/07*......................       7,142,850
  14,000          Republic of Venezuela, Par Bond, Series A, 6.75%, 3/31/20
                    (including 70,000 warrants)................................................      11,742,500
   5,500          Republic of Venezuela, Par Bond, Series W-B, 6.75%, 3/31/20
                    (including 27,500 warrants)................................................       4,613,125
                                                                                                  -------------
                                                                                                     58,076,288
                                                                                                  -------------
                  TOTAL SOVEREIGN BONDS (cost $280,979,078)....................................     347,480,720
                                                                                                  -------------
                  MORTGAGE-BACKED SECURITIES -- 48.6%
---------------------------------------------------------------------------------------------------------------
                  Federal Home Loan Mortgage Corp.,
  49,000(#)         Gold, 6.50%, 30 Year (TBA).................................................      48,004,687
   3,556            Series 1576, Class PK, 6.00%, 9/15/02 (PAC I/O)............................          75,557
  20,803            Series 1599, Class D, 6.50%, 6/15/19 (PAC I/O).............................       2,493,152
  10,633            Series 1609, Class J, 6.50%, 11/15/13 (PAC I/O)............................         439,827
   5,477            Series 1610, Class PH, 6.50%, 3/15/19 (PAC I/O)............................         626,485
   9,878            Series 1617, Class PF, 6.50%, 6/15/18 (PAC I/O)............................         842,711
   4,529            Series 1679, Class WA, 6.00%, 2/15/03 (PAC I/O)............................         106,188
                  Federal National Mortgage Assoc.,
  88,000(#)         6.50%, 30 Year (TBA).......................................................      86,075,000
  15,000(#)         7.00%, 30 Year (TBA).......................................................      14,976,562
   5,000(#)         7.50%, 30 Year (TBA).......................................................       5,082,812
  25,000(#)         8.00%, 30 Year (TBA).......................................................      25,781,250
   5,653            Trust 1993-169, Class QA, 6.50%, 8/25/12, (REMIC) (PAC I/O)................         155,123
  10,986            Trust 1993-183, Class EA, 6.50%, 3/25/17, (REMIC) (PAC I/O)................         945,842
   5,566            Trust 1993-183, Class EC, 6.50%, 3/25/13, (REMIC) (PAC I/O)................         172,204
   6,453            Trust 1993-189, Class PH, 6.50%, 2/25/19, (REMIC) (PAC I/O)................         735,039
  12,801            Trust 1993-202, Class Q, 6.50%, 11/25/13, (REMIC) (PAC I/O)................         511,643
                                                                                                  -------------
                  TOTAL MORTGAGE-BACKED SECURITIES (cost $188,139,576).........................     187,024,082
                                                                                                  -------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (concluded)

July 31, 1997

PRINCIPAL
   AMOUNT                                                                                             VALUE
    (000)         ZERO-COUPON MUNICIPAL BONDS -- 5.6%                                               (NOTE 2)
---------------------------------------------------------------------------------------------------------------
 $11,200          Austin, Texas Utility System Revenue, Ser. A, 11/15/08.......................   $   6,491,744
                  Edinburg, Texas Cons. Independent School District,
   1,845            2/15/08....................................................................       1,108,845
   2,705            2/15/09....................................................................       1,531,706
                  Harris County, Texas,
   5,470            8/15/08....................................................................       3,209,030
                  Texas St. Public Finance Auth. Bldg. Rev.,
  10,535            2/1/08.....................................................................       6,343,545
                  Westmoreland County, Pennsylvania,
   2,665            Series G, 6/1/08...........................................................       1,587,434
   2,515            Series G, 12/1/08..........................................................       1,462,674
                                                                                                  -------------

                  TOTAL ZERO-COUPON MUNICIPAL BONDS (cost $20,574,228).........................      21,734,978
                                                                                                  -------------

                  REPURCHASE AGREEMENT -- .1%
---------------------------------------------------------------------------------------------------------------
     373          J.P. Morgan, 5.75%, cost $373,000, dated 7/31/97, $373,060 due 8/1/97,
                    (collateralized by $405,000, Zero Coupon U.S. Treasury Strips due 8/15/98,
                    valued at $382,219)........................................................         373,000
                                                                                                  -------------

                  TOTAL INVESTMENTS -- 144.6% (cost $490,065,882)..............................     556,612,780
                                                                                                  -------------

                  LIABILITIES IN EXCESS OF OTHER ASSETS -- (44.6%).............................    (171,589,431)
                                                                                                  -------------

                  NET ASSETS -- 100.0%.........................................................   $ 385,023,349
                                                                                                  =============
                  NET ASSET VALUE PER SHARE
                  ($385,023,349 / 34,510,639 shares of common stock issued and outstanding)....          $11.16
                                                                                                         ======

--------------------------------------------------------------------------------

   * Rate shown reflects current rate on variable rate instrument or instrument with step coupon rates.

  ** Payment-in-kind security for which part of the interest earned is capitalized as additional principal.

 (#) Mortgage dollar roll. (See Note 5.)
     DCB       --  Debt Conversion Bond.
     FLIRB     --  Front Loaded Interest Reduction Bond.
     FRB       --  Floating Rate Bond.
     NMB       --  New Money Bond.
     PAC I/O   --  Planned Amortization Class -- Interest Only.
     PDI       --  Past Due Interest.
     REMIC     --  Real Estate Mortgage Investment Conduit.
     TBA       --  To Be Announced Security.

                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

July 31, 1997

ASSETS
Investments, at value (cost $490,065,882).....................................................   $556,612,780
Cash..........................................................................................            465
Interest receivable...........................................................................      7,412,180
Deferred organization expenses and other assets...............................................         48,285
                                                                                                 ------------
        Total assets..........................................................................    564,073,710
                                                                                                 ------------
LIABILITIES
Payable for investments purchased (Note 5)....................................................    178,465,063
Advisory fee payable..........................................................................        186,036
Administration fee payable....................................................................         48,615
Accrued expenses..............................................................................        350,647
                                                                                                 ------------
        Total liabilities.....................................................................    179,050,361
                                                                                                 ------------
NET ASSETS
Common Stock ($.001 par value, authorized 200,000,000 shares; 34,510,639 shares
  outstanding)................................................................................         34,511
Additional paid-in-capital....................................................................    323,533,363
Undistributed net investment income...........................................................      6,070,165
Accumulated net realized loss on investments..................................................    (11,161,588)
Net unrealized appreciation on investments....................................................     66,546,898
                                                                                                 ------------
        Net assets............................................................................   $385,023,349
                                                                                                 ------------
NET ASSET VALUE PER SHARE ($385,023,349 / 34,510,639 shares)..................................   $      11.16
                                                                                                 ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

For the Year Ended July 31, 1997

NET INVESTMENT INCOME
    INCOME
        Interest and discount earned..............................................                 $ 37,588,146
    EXPENSES
        Investment advisory fees..................................................   $2,041,754
        Administration fees.......................................................      481,963
        Custodian's fees and expenses.............................................      232,002
        Audit fees and expenses...................................................       74,999
        Legal fees and expenses...................................................       64,001
        Listing fees..............................................................       59,670
        Reports to shareholders...................................................       53,000
        Transfer agent's fees and expenses........................................       52,000
        Directors' fees...........................................................       47,000
        Amortization of deferred organization expenses............................       24,999
        Miscellaneous.............................................................       23,176
                                                                                     ----------
            Total expenses........................................................                    3,154,564
                                                                                                   ------------
    Net investment income.........................................................                   34,433,582
                                                                                                   ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on investment transactions..................................                   25,184,403
    Net change in unrealized appreciation on investments..........................                   54,729,325
                                                                                                   ------------
    Net realized and unrealized gain on investments...............................                   79,913,728
                                                                                                   ------------
    NET INCREASE IN NET ASSETS FROM OPERATIONS....................................                 $114,347,310
                                                                                                   ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                                    FOR THE          FOR THE
                                                                                  YEAR ENDED       YEAR ENDED
                                                                                 JULY 31, 1997    JULY 31, 1996
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net investment income.....................................................   $ 34,433,582     $ 32,384,326
    Net realized gain (loss) on investment transactions.......................     25,184,403       (3,346,053)
    Net change in unrealized appreciation on investments......................     54,729,325       42,132,165
                                                                                 ------------     ------------
    Net increase in net assets from operations................................    114,347,310       71,170,438
DIVIDENDS
    Dividends from net investment income......................................    (31,508,214)     (30,231,286)
                                                                                 ------------     ------------
CAPITAL SHARE TRANSACTIONS
    Additional offering costs paid............................................             --          (17,416)
                                                                                 ------------     ------------
    Total increase............................................................     82,839,096       40,921,736
                                                                                 ------------     ------------
NET ASSETS
    Beginning of period.......................................................    302,184,253      261,262,517
                                                                                 ------------     ------------
    End of period (includes undistributed net investment income of $6,070,165
      and $3,144,797, respectively)...........................................   $385,023,349     $302,184,253
                                                                                 ------------     ------------

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS

For the Year Ended July 31, 1997

INCREASE (DECREASE) IN CASH
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
    Purchases of long-term portfolio investments.............................................   $(148,261,838)
    Proceeds from disposition of long-term portfolio investments and principal paydowns......     147,826,939
    Net purchase of short-term portfolio investments.........................................        (373,000)
                                                                                                -------------
                                                                                                     (807,899)
    Net investment income....................................................................      34,433,582
    Amortization of net premium/discount on investments......................................        (938,418)
    Amortization of organization expenses....................................................          24,999
    Net change in receivables/payables related to operations.................................      (1,203,585)
                                                                                                -------------
        Net cash flows provided by operating activities......................................      31,508,679
                                                                                                -------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
    Cash dividends paid......................................................................     (31,508,214)
                                                                                                -------------
Net increase in cash.........................................................................             465
Cash at beginning of period..................................................................               0
                                                                                                -------------
CASH AT END OF PERIOD........................................................................   $         465
                                                                                                -------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

The Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc (the "Trust") was incorporated in Maryland on May 24, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Trust commenced operations on August 27, 1993. The investment objective of the Trust is to manage a portfolio of fixed income securities that will return $10 per share to investors on or about November 30, 2008 while providing high monthly income. No assurance can be given that the Trust's investment objective will be achieved.

The Trust will seek to achieve its investment objective by investing substantially all (at least 90%) of its assets, under normal conditions, in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by foreign governments (sovereign bonds) and collateralized in full as to principal due at their maturity by U.S. government securities, and zero-coupon obligations of municipal issuers. The market prices of the securities in which the Trust invests are expected to fluctuate with changes in interest rates and the perceived credit quality of such assets. The Trust's investments in sovereign bonds may be affected by political, social, economic or diplomatic changes in such countries and the Trust's investment in such securities increases the risk that the Trust will return less than $10 per share in the year 2008. At July 31, 1997, a significant portion of the Trust's investments is in sovereign debt of emerging market countries. In addition, the Trust's investment in mortgage-backed securities is subject to the risk that rapid principal repayment, including prepayment, may have an adverse effect on the yield to maturity of such securities.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

(a) SECURITIES VALUATION.   In valuing the Trust's assets, all securities for
which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. The Trust values mortgage-backed and

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

asset-backed securities and other debt securities on the basis of current market quotations provided by dealers or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS.   Investment transactions are recorded on the trade
date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the effective interest method.

(c) FEDERAL INCOME TAXES.   The Trust has complied and intends to continue to
comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute sufficient taxable income to shareholders. Therefore, no federal income tax or excise tax provision is required.

(d) DIVIDENDS AND DISTRIBUTIONS.   The Trust declares and pays dividends to
shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. The Trust currently intends to retain, until the final liquidating distribution, income in an amount approximately equal to the tax-exempt income accrued on the zero-coupon obligations of municipal issuers in which it invests but in no event greater than 10% of the Trust's net investment income per year.

(e) DEFERRED ORGANIZATION EXPENSES.   A total of $125,000 was incurred in
connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a five-year period from commencement of operations.

(f) REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Trust's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

(g) CASH FLOW INFORMATION.   The Trust invests in securities and distributes net
investment income and net realized gains which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts or premiums on debt obligations.

NOTE 3. MANAGEMENT AND ADMINISTRATION FEES AND OTHER TRANSACTIONS

The Trust has an Investment Advisory Agreement with Salomon Brothers Asset Management Inc (the "Adviser"), an indirect wholly-owned subsidiary of Salomon Inc, pursuant to which the Adviser acts as the Trust's investment adviser and is responsible for the management of the Trust's portfolio in accordance with the Trust's investment objectives and policies and for making decisions to buy, sell, or hold particular securities. Through August 31, 1995, the Trust also had an Administration Agreement with Prudential Mutual Fund Management, Inc. (the "Administrator"), pursuant to which the Administrator performed administrative services necessary for the operation of the Trust.

The Trust pays the Adviser a monthly fee for its advisory services at an annual rate of .60% of the value of the Trust's average weekly net assets. The Trust paid the Administrator a monthly fee for its administration services at an annual rate of .15% of the value of the Trust's average weekly net assets up to $250 million and .125% of the value of such net assets in excess of $250 million.

Effective September 1, 1995, the Administration Agreement was amended to provide for the appointment of the Adviser as Administrator and Prudential Mutual Fund Management, Inc. as Sub-administrator (the "Sub-administrator"). Under the amended Agreement, the Trust pays the Administrator a monthly fee at an annual rate of .15% of the value of the Trust's average weekly net assets up to $250 million and .125% of the value of such net assets in excess of $250 million for its services, out of which the Administrator pays the Sub-administrator eighty percent of such fees collected for its services.

At July 31, 1997, the Adviser owned 13,485 shares of the Trust.

The Trust pays each Director not affiliated with the Adviser a fee of $5,000 per year, plus a fee of $700 and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

NOTE 4. PORTFOLIO ACTIVITY AND FEDERAL INCOME TAX STATUS

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the year ended July 31, 1997 aggregated $148,261,838 and $147,159,229, respectively.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (concluded)

The federal income tax cost basis of the Trust's investments at July 31, 1997 was $493,096,935 and net unrealized appreciation for federal income tax purposes was $63,515,845 (gross unrealized appreciation -- $65,760,326; gross unrealized depreciation -- $2,244,481).

The Trust has a capital loss carryforward as of July 31, 1997 of $8,130,534 which expires in 2004. To the extent future capital gains are offset by such capital losses, the Trust does not anticipate distributing such gains to shareholders.

NOTE 5. BORROWINGS

DOLLAR ROLLS.   The Trust enters into dollar rolls in which the Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. At July 31, 1997, the Trust has outstanding contracts to repurchase mortgage-backed securities of $178,465,063 for a scheduled settlement of August 13, 1997. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as a financing arrangement; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the year ended July 31, 1997 was approximately $164,123,723.

NOTE 6. EVENTS SUBSEQUENT TO JULY 31, 1997

Subsequent to July 31, 1997, the Board of Directors of the Trust declared dividends of $.073 per common share payable August 29, 1997 and September 30, 1997 to shareholders of record on August 12, 1997 and September 16, 1997, respectively.

On September 24, 1997, Travelers Group ("Travelers") and Salomon Inc ("Salomon"), the ultimate parent company of the Adviser, announced their agreement (the "Transaction") to merge Salomon with and into Smith Barney Holdings Inc., a subsidiary of Travelers, to form a new company expected to be called Salomon Smith Barney Holdings Inc. Travelers is a diversified financial services company engaged in the investment services, asset management, consumer finance and life and property casualty insurance services.

Management expects the Transaction to be completed by December 31, 1997, subject to a number of conditions, including the receipt of U.S. and foreign regulatory approvals and the approval of Salomon stockholders. Upon consummation of the Transaction, as proposed, Travelers will become the ultimate parent of the Adviser, which will continue to serve as investment adviser to the Trust.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                     FOR THE          FOR THE          FOR THE       AUGUST 27, 1993*
                                                   YEAR ENDED       YEAR ENDED       YEAR ENDED          THROUGH
                                                  JULY 31, 1997    JULY 31, 1996    JULY 31, 1995     JULY 31, 1994
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........     $    8.76        $    7.57        $    7.75          $   9.40++
                                                  -----------      -----------      -----------          --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..........................          1.00              .94              .89               .77
Net realized and unrealized gain (loss) on
  investments..................................          2.31             1.12             (.19)            (1.65)
                                                  -----------      -----------      -----------          --------
    Total from investment operations...........          3.31             2.06              .70              (.88)
                                                  -----------      -----------      -----------          --------
LESS DIVIDENDS:
Dividends from net investment income...........          (.91)            (.87)            (.88)             (.75)
                                                  -----------      -----------      -----------          --------
Offering costs with respect to issuance of
  shares.......................................            --               --               --              (.02)
                                                  -----------      -----------      -----------          --------
Net asset value, end of period.................     $   11.16        $    8.76        $    7.57          $   7.75
                                                  -----------      -----------      -----------          --------
Market price per share, end of period..........     $   9.875        $   8.625        $   7.875          $  7.875
                                                  -----------      -----------      -----------          --------
TOTAL INVESTMENT RETURN(a):....................        26.20%           21.39%           12.05%            (8.89%)+
RATIOS TO AVERAGE NET ASSETS:
    Total expenses.............................          .93%            1.01%            1.01%              .89%#
    Net investment income......................        10.11%           11.27%           12.20%             9.36%#
SUPPLEMENTAL DATA:
    Net assets, end of period (000)............     $ 385,023        $ 302,184        $ 261,263          $267,439
    Average net assets (000)...................     $ 340,495        $ 287,466        $ 250,594          $304,526
    Portfolio turnover rate....................           30%              32%              52%               11%
    Asset coverage to dollar rolls outstanding
      at period end............................          316%             320%             302%              299%
    Total mortgage dollar rolls outstanding at
      period end (000).........................     $ 178,465        $ 137,051        $ 129,147          $134,549

--------------------------------------------------------------------------------

   * Commencement of investment operations.

   + Return calculated based on beginning of period price of $9.40 (initial offering price of $10.00 less sales load of $.60) and end of period market value of $7.875 per share. The calculated return has not been annualized.

  ++ Net asset value immediately after closing of initial public offering was $9.38.

 (a) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded. Total investment returns for periods of less than one full year are not annualized.

   # Annualized.

                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Salomon Brothers 2008 Worldwide Dollar
Government Term Trust Inc

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc (the "Trust") at July 31, 1997, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period August 27, 1993 (commencement of investment operations) through July 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
September 19, 1997 (except as to Note 6 which is as of September 26, 1997)

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
SELECTED QUARTERLY FINANCIAL INFORMATION (unaudited)

SUMMARY OF QUARTERLY RESULTS OF OPERATIONS:


                                                                                                  NET REALIZED AND
                                                                                                  UNREALIZED GAINS
                                                                                                    (LOSSES) ON
                                                                 NET INVESTMENT INCOME              INVESTMENTS
                                                             -------------------------------    --------------------
  QUARTERLY PERIOD           TOTAL INCOME                    AMOUNT                PER SHARE            AMOUNT
--------------------------------------------------------------------------------------------------------------------
August 27, 1993*
 to October 31, 1993          $     4,213,943          $     3,742,547            $        .11      $     15,377,808
November 1, 1993
 to January 31, 1994                8,223,079                7,493,911                     .22             9,305,565
February 1, 1994
 to April 30, 1994                  8,123,521                7,473,849                     .22           (75,995,205)
May 1, 1994
 to July 31, 1994                   8,424,530                7,757,590                     .22            (5,419,573)
August 1, 1994
 to October 31, 1994                7,420,417                6,804,657                     .20            (7,250,281)
November 1, 1994
 to January 31, 1995                8,390,082                7,653,347                     .22           (19,106,384)
February 1, 1995
 to April 30, 1995                  8,331,322                7,787,434                     .23             4,051,303
May 1, 1995
 to July 31, 1995                   8,968,424                8,336,278                     .24            15,778,681
August 1, 1995
 to October 31, 1995                8,600,890                7,951,429                     .23             9,887,863
November 1, 1995
 to January 31, 1996                8,980,759                8,256,058                     .24            45,110,600
February 1, 1996
 to April 30, 1996                  8,799,010                7,991,738                     .23           (20,711,120)
May 1, 1996
 to July 31, 1996                   8,894,728                8,185,101                     .24             4,498,769
August 1, 1996
 to October 31, 1996                8,721,821                7,949,929                     .23            24,992,853
November 1, 1996
 to January 31, 1997               10,055,843                9,239,583                     .27            22,400,570
February 1, 1997
 to April 30, 1997                  8,862,492                8,068,980                     .23           (10,122,279)
May 1, 1997
 to July 31, 1997                   9,947,990                9,175,090                     .27            42,642,584
--------------------------------------------------------------------------------------------------------------------


                           NET REALIZED AND
                           UNREALIZED GAINS
                              (LOSSES) ON                                                            DIVIDENDS AND
                              INVESTMENTS                   RESULTING FROM OPERATIONS                DISTRIBUTIONS
                           -----------------             --------------------------------        --------------------
  QUARTERLY PERIOD             PER SHARE                  AMOUNT                PER SHARE               AMOUNT
---------------------------------------------------------------------------------------------------------------------
August 27, 1993*
 to October 31, 1993          $         .44         $     19,120,355           $         .55          $     2,519,277
November 1, 1993
 to January 31, 1994                    .27               16,799,476                     .49                8,248,043
February 1, 1994
 to April 30, 1994                    (2.21)             (68,521,356)                  (1.99)               7,557,829
May 1, 1994
 to July 31, 1994                      (.15)               2,338,017                     .07                7,557,830
August 1, 1994
 to October 31, 1994                   (.21)                (445,624)                   (.01)               7,557,829
November 1, 1994
 to January 31, 1995                   (.55)             (11,453,037)                   (.33)               7,557,830
February 1, 1995
 to April 30, 1995                      .11               11,838,737                     .34                7,557,830
May 1, 1995
 to July 31, 1995                       .46               24,114,959                     .70                7,557,832
August 1, 1995
 to October 31, 1995                    .28               17,839,292                     .51                7,557,830
November 1, 1995
 to January 31, 1996                   1.31               53,366,658                    1.55                7,557,831
February 1, 1996
 to April 30, 1996                     (.60)             (12,719,382)                   (.37)               7,557,830
May 1, 1996
 to July 31, 1996                       .13               12,683,870                     .37                7,557,795
August 1, 1996
 to October 31, 1996                    .72               32,942,782                     .95                7,557,830
November 1, 1996
 to January 31, 1997                    .65               31,640,153                     .92                8,834,724
February 1, 1997
 to April 30, 1997                     (.29)              (2,053,299)                   (.06)               7,557,830
May 1, 1997
 to July 31, 1997                      1.23               51,817,674                    1.50                7,557,830
---------------------------------------------------------------------------------------------------------------------

                          DIVIDENDS AND
                          DISTRIBUTIONS        SHARE PRICE
                         ---------------      -------------
  QUARTERLY PERIOD          PER SHARE         HIGH     LOW
-----------------------------------------------------------
August 27, 1993*
 to October 31, 1993          $    .073     $10 1/8  $9 5/8
November 1, 1993
 to January 31, 1994               .239      10       9 1/8
February 1, 1994
 to April 30, 1994                 .219      10       7 3/4
May 1, 1994
 to July 31, 1994                  .219      8 1/2    7 3/4
August 1, 1994
 to October 31, 1994               .219      8 1/4    7 1/8
November 1, 1994
 to January 31, 1995               .219      7 7/8    6 3/8
February 1, 1995
 to April 30, 1995                 .219      7 1/2    6 7/8
May 1, 1995
 to July 31, 1995                  .219      8 1/4    7 3/8
August 1, 1995
 to October 31, 1995               .219      8 1/8    7 5/8
November 1, 1995
 to January 31, 1996               .219      8 7/8    7 3/4
February 1, 1996
 to April 30, 1996                 .219      9            8
May 1, 1996
 to July 31, 1996                  .219      8 3/4    8 3/8
August 1, 1996
 to October 31, 1996               .219      9 1/4    8 5/8
November 1, 1996
 to January 31, 1997               .256      9 3/8    8 3/4
February 1, 1997
 to April 30, 1997                 .219      9 5/8    8 7/8
May 1, 1997
 to July 31, 1997                  .219      9 15/16  9 1/4
-----------------------------------------------------------


* Commencement of investment operations.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

---------------------------------------------------------------------------
OTHER INFORMATION

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), stockholders may elect to have all distributions automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent") in Trust Shares pursuant to the Plan. Each registered Stockholder will receive from the Trust, as soon as practicable, an authorization card to be signed and returned if the Stockholder elects to participate in the Plan. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the custodian, as dividend disbursing agent. In the case of stockholders, such as banks, brokers or nominees, that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the stockholders as representing the total amount registered in such stockholders' names and held for the account of beneficial owners who are participants in the Plan. Investors that own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to the participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the stockholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any federal income tax that may be payable on such dividends or distributions. See "Taxation -- Taxation of Stockholders."

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

---------------------------------------------------------------------------
OTHER INFORMATION  (concluded)

Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Trust or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-----------
DIRECTORS

CHARLES F. BARBER

      Consultant; formerly Chairman,
      ASARCO Incorporated

THOMAS W. BROCK

      Chairman and Chief Executive Officer,
      Salomon Brothers Asset Management Inc

DANIEL P. CRONIN

      Vice President -- General Counsel,
      Pfizer International Inc.

MICHAEL S. HYLAND

      Managing Director, Salomon Brothers Inc
      President, Salomon Brothers
      Asset Management Inc

RIORDAN ROETT

      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of
      Advanced International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE

      Henry J. Braker
      Professor of Commercial Law,
      The Fletcher School of Law & Diplomacy,
      Tufts University

---------
OFFICERS

MICHAEL S. HYLAND

      Chairman and President

STEVEN GUTERMAN

      Executive Vice President

PETER J. WILBY

      Executive Vice President

ALAN M. MANDEL

      Treasurer

LAURIE A. PITTI

      Assistant Treasurer

NOEL DAUGHERTY

      Secretary

JENNIFER MUZZEY

      Assistant Secretary

    --------------------------
    SALOMON BROTHERS

    2008 WORLDWIDE DOLLAR

    GOVERNMENT TERM TRUST INC

          Seven World Trade Center
          New York, New York 10048

    INVESTMENT ADVISER AND ADMINISTRATOR

          Salomon Brothers Asset
            Management Inc
          Seven World Trade Center
          New York, New York 10048

    SUB-ADMINISTRATOR

          Prudential Mutual Fund
            Management, Inc.
          One Seaport Plaza
          New York, New York 10292

    CUSTODIAN

          Investors Bank and Trust Company
          89 South Street, P.O. Box 1537
          Boston, MA 02205-1537

    TRANSFER AGENT

          American Stock Transfer & Trust
            Company
          40 Wall Street
          New York, New York 10005

    INDEPENDENT ACCOUNTANTS

          Price Waterhouse LLP
          1177 Avenue of the Americas
          New York, New York 10036

    LEGAL COUNSEL

          Simpson Thacher & Bartlett
          425 Lexington Avenue
          New York, New York 10017

    NEW YORK STOCK EXCHANGE SYMBOL

          SBG

    ------------------------------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, shares of its common stock at market prices.

    ------------------------------------------------
    ========

    This report is for stockholder information.
   This is not a prospectus intended for use in the purchase or sale of Trust shares.

--------------------------------------------------------------------------------

AMERICAN STOCK TRANSFER & TRUST COMPANY               ---------------------
40 WALL STREET                                              BULK RATE
NEW YORK, NEW YORK 10005                                   U.S. POSTAGE
                                                               PAID
                                                        STATEN ISLAND, NY
                                                            PERMIT NO.
                                                               169
                                                      ---------------------